Exhibit 10.4.(iii)

As of January 25, 2012

Organovo, Inc.
5871 Oberlin Drive, Suite 150
San Diego, CA 92121
Attention: Keith Murphy, Chief Executive Officer

Organovo Holdings, Inc.
710 Wellingham Drive
Durham, North Carolina 27713
Attention: Deborah Lovig, President & CEO

Mr. Murphy and Ms. Lovig:

In connection with the Placement Agency Agreement dated December 1, 2011 (the “Placement Agency Agreement”) by and between Spencer Trask Ventures, Inc. (the “Placement Agent”) and Organovo, Inc. (the “Company”), and that certain Joinder Agreement dated January 23, 2012, by an among the Company, the Placement Agent and Organovo Holdings, Inc. (“Pubco”), the Placement Agent, the Company and Pubco hereby agree to extend the Offering Period from January 31, 2012 to March 30, 2012.

Capitalized terms used and not defined herein will have the meanings ascribed to them in the Placement Agency Agreement.

Very truly yours,

SPENCER TRASK VENTURES, INC.

By: /s/ John Heidenreich
Name:  John Heidenreich
Title:    President

AGREED AND ACCEPTED TO:

ORGANOVO, INC.		ORGANOVO HOLDINGS, INC.

By:	/s/ Keith Murphy	By:	/s/ Deborah Lovig
	Name: Keith Murphy		Name: Deborah Lovig
	Title: Chief Executive Officer		Title: President & CEO